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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                              __________________


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


                               February 4, 1998
               Date of Report (Date of Earliest Event Reported)



                          HEADLANDS MORTGAGE COMPANY
            ------------------------------------------------------
            (Exact Name of Registrant as Specified in Its Charter)


Delaware                      000-23569                      94-2851992
---------------        ------------------------          -------------------
(State or Other        (Commission File Number)          (I.R.S. Employer
Jurisdiction of                                          Identification No.)
Incorporation)



          1100 Larkspur Landing Circle, Suite 101, Larkspur, CA 94939
          -----------------------------------------------------------
                   (Address of Principal Executive Offices)


                                (415) 461-6790
                        -------------------------------
                        (Registrant's Telephone Number,
                             Including Area Code)


                                Not Applicable
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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                   INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.         Other Events

                Headlands Mortgage Company (the "Company") announced the pricing of its initial public offering on February 4, 1998.

                The following exhibit is the Company's Press Release relating to the offering:

Item 7(c).      Exhibits

                10.1    Press Release, dated February 4, 1998
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                                   SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:   February 5, 1998


                                 HEADLANDS MORTGAGE COMPANY


                                 By:     /s/ Gilbert J. MacQuarrie
                                         -------------------------
                                         Gilbert J. MacQuarrie
                                         Vice President, Treasurer and Secretary
                                         (Principal Financial Officer and
                                         and Principal Accounting Officer)

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                                 EXHIBIT INDEX

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Exhibit Number                                                     Page Number
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
10.1    Press Release, dated February 4, 1998......................     5
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